The Arena Group Reports Q2 2026 Results, Announces Rebrand to Paradium.AI, Refinance of Debt, Completion of Strategic Acquisition of InfoSentience and Launch of Cutter Studios

Acquisition of Data-Driven Language Generation Leader and Launch of Proprietary AI-Powered Content Production Engine Mark Strategic Evolution and Updated Corporate Identity

NEW YORK – August 10, 2026 – The Arena Group Holdings, Inc. (NYSE American: AREN) (“The Arena Group” or “Arena”), the brand, data and IP company home to many of the nation's most recognizable brands, including Parade, TheStreet, Men’s Journal, Athlon Sports, ShopHQ and the Adventure Sports Network (including Surfer, Powder, Bike Magazine and more), today announced financial results for the three months ended June 30, 2026 (“Q2 2026”), its rebrand to Paradium.AI, refinance of its current debt, the acquisition of InfoSentience and the launch of Cutter Studios.
Financial Highlights for Q2 2026:
•Q2 2026 revenue was $22.2 million, compared to $45.0 million in Q2 2025.
•Gross margin was 39.2% in Q2 2026, compared to 56.4% in Q2 2025.
•Loss from continuing operations for Q2 2026 was $0.2 million, compared to income from continuing operations of $12.4 million in Q2 2025.
•Net loss in Q2 2026 was $0.2 million, or -0.9% of revenue, compared to net income of $108.6 million, or 241.3% of revenue, which included gain from discontinued operations of $96.2 million, in Q2 2025.
•Adjusted EBITDA for Q2 2026 was $4.4 million compared to Adjusted EBITDA of $18.6 million in Q2 2025. Adjusted EBITDA margin was 19.8% in Q2 2026 compared to 41.3%, in Q2 2025.
•Cash balance of $11.2 million, including $2.1 million generated in cash flow from operating activities in Q2.

Paradium.AI, InfoSentience, and Cutter Studios:
Following the successful close of the InfoSentience acquisition, Arena is immediately leveraging this market-leading technology alongside Cutter Studios, the company’s proprietary, AI-driven video and article production and distribution platform. These initiatives are expected to unlock new B2B revenue streams, scale enterprise relationships, and drive growth across previously underserved content verticals. Arena believes that the high-margin, asset-light model enables rapid, scalable expansion without the heavy capital requirements of traditional media infrastructure. This integrated tech stack operates as a powerful force-multiplier for corporate workflows, deploying advanced AI tools engineered to significantly increase scale and augment human talent rather than replace it.
By seamlessly blending the authority of legacy media brands with automation, Arena believes it is uniquely positioned to empower modern creators and media entrepreneurs to scale at unprecedented speeds, cementing an evolution far beyond traditional publishing. This strategic transformation will culminate with the official corporate rebranding to Paradium.AI, which is expected to be completed by the end of August.
“We believe this quarter marks the official pivot point where our operational groundwork has converted into a durable technology advantage,” said Paul Edmondson, CEO of The Arena Group. “We are actively executing our corporate transition to Paradium.AI, moving decisively away from legacy publishing and emerging as a differentiated technology company built to empower independent creators. Driven by our acquisition of InfoSentience’s automated data engine, the launch of Cutter Studios and our first-party data platform Encore, we believe that we are delivering the scale, tools and reach that creators and brands simply cannot build independently.”

Debt Refinance:
Following a comprehensive review of the Company’s refinancing options, including engagement with multiple banks, The Arena Group elected to extend its existing term debt facility with its current lender, Renew Group Private Limited, rather than pursue alternatives that would have created unnecessary dilution. The amended facility extends the maturity by three years, underscoring the lender’s continued confidence in the business.
“Extending our debt maturity by three years is an important milestone for the company,” said Geoffrey Wait, Principal Financial Officer.“ This transaction strengthens our financial flexibility, eliminates a significant near-term uncertainty, and allows us to remain focused on executing our strategic priorities without unnecessary equity dilution. We appreciate the continued confidence of our lending partner and believe this positions us well as we continue our transformation.”
The new facility was structured to align closely with our strategic roadmap, providing the necessary operational flexibility and financial headroom to comfortably meet all obligations and covenants as we execute our ongoing strategic pivot while also reducing near term refinancing risk. Arena believes this will enable it to selectively evaluate additional financing opportunities over time as market conditions improve.

“AI has created an inflection point in digital media where you either evolve or get left behind—and we intend to lead,” continued Edmondson. “We believe that we have built the foundational infrastructure to support today’s creator ecosystem, with AI-powered tools designed to enable independent content creators. We believe we are stepping into Q3 with operational momentum. By extending the maturity of our debt by three years on non-dilutive terms, we believe we have cleared our runway to aggressively execute our new vision, position our platform for rapid scale, and deliver long-term value into our traditionally strongest quarters.”

About The Arena Group
The Arena Group Holdings, Inc. (NYSE American: AREN) is a brand, data and IP company that builds, acquires and scales high-performing digital assets. We combine technology, storytelling and entrepreneurship to create deep content verticals that engage passionate audiences across sports & leisure, lifestyle and finance. Through our portfolio of owned and operated brands including Parade, TheStreet, Men’s Journal, Athlon Sports, ShopHQ, TravelHost and the Adventure Sports Network (ASN) (Surfer, Powder, etc.), we deliver trusted content and meaningful experiences to millions of users each month. Visit us at thearenagroup.net to learn more.

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars, except for share data)

	As of
	June 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$11,170	$10,338
Accounts receivable (net of allowances of $1,073 and $1,255 at June 30, 2026 and December 31, 2025, respectively)	18,489	22,270
Prepayments and other current assets	2,776	3,022
Total current assets	32,435	35,630
Property and equipment, net	41	56
Operating lease right-of-use assets	1,881	2,031
Platform development, net	8,428	9,762
Acquired and other intangible assets, net	20,625	22,412
Other long-term assets	130	137
Goodwill	42,575	42,575
Total assets	$106,115	$112,603
Liabilities and stockholders’ deficiency
Current liabilities:
Accounts payable	$2,315	$1,676
Accrued expenses and other	4,995	7,631
Unearned revenue	1,651	3,251
Subscription and returns reserve liability	587	508
Operating lease liability, current portion	424	402
Liquidated damages payable	3,686	3,535
Total current liabilities	13,658	17,003
Unearned revenue, net of current portion	28	43
Operating lease liability, net of current portion	1,853	2,071
Deferred tax liabilities	520	733
Term debt	97,606	97,578
Total liabilities	113,665	117,428
Commitments and contingencies
Stockholders' deficiency:
Common stock, $0.01 par value, authorized 1,000,000,000 shares; issued and outstanding: 47,610,653 and 47,594,930 shares at June 30, 2026 and December 31, 2025, respectively	482	482
Additional paid-in capital	349,307	349,198
Accumulated deficit	(357,339)	(354,505)
Total stockholders’ deficiency	(7,550)	(4,825)
Total liabilities and stockholders’ deficiency	$106,115	$112,603

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands of dollars, except for share data)

	Three Months Ended June 30,
	2026	2025

Revenue	$22,183	$45,012
Cost of revenue (includes amortization of platform development and developed technology for the three months ended June 30, 2026 and 2025 of $1,078 and $1,108, respectively.	13,515	19,577
Gross profit	8,668	25,435
Operating expenses
Selling and marketing	1,825	1,942
General and administrative	3,655	6,200
Depreciation and amortization	908	881
Total operating expenses	6,388	9,023
Income from operations	2,280	16,412
Other (expense)
Interest expense, net	(2,450)	(2,945)
Liquidated damages	(76)	(76)
Total other expense	(2,526)	(3,021)
(Loss) income before income taxes	(246)	13,391
Income tax benefit (provision)	70	(979)
(Loss) income from continuing operations	(176)	12,412
Income from discontinued operations, net of tax	—	96,227
Net (loss) income	$(176)	$108,639
Basic net income (loss) per common share:
Continuing operations	$—	$0.26
Discontinued operations	—	2.03
Basic net income (loss) per common share	$0.00	$2.29
Diluted net income (loss) per common share:
Continuing operations	$—	$0.26
Discontinued operations	—	2.02
Diluted net income (loss) per common share	$0.00	$2.28
Weighted average number of common shares outstanding:
Basic	47,498,571	47,398,767
Diluted	47,498,571	47,635,146
We report our financial results in accordance with generally accepted accounting principles in the United States of America (“GAAP”); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net income (loss) as adjusted for income from discontinued operations, interest expense (net), income taxes, and depreciation and amortization. We further adjust for stock-based compensation and other special items that do not reflect our ongoing core operational performance, including impairment costs, third-party vendor or professional settlement fees, liquidated damages, and government tax incentive credits. Our non-GAAP measure may not be comparable to similarly titled measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP measure as superior to, or a substitute for, the equivalent measure calculated and presented in accordance with GAAP. Some of the limitations are that our non-GAAP measure:

●	does not reflect interest expense and financing fees, or the cash required to service our debt, which reduces cash available to us;
●	does not reflect income tax provision or benefit, which is a noncash income or expense;
●	does not reflect depreciation and amortization expense and, although this is a noncash expense, the assets being depreciated may have to be replaced in the future, increasing our cash requirements;
●	does not reflect stock-based compensation and, therefore, does not include all of our compensation costs;
●
does not reflect the change in valuation of contingent consideration, and, although this is a noncash income or expense, the change in the valuations each reporting period are not impacted by our actual business operations but is instead strongly tied to the change in the market value of our common stock;

●
does not reflect liquidated damages and, therefore, does not include future cash requirements if we repay the liquidated damages in cash instead of shares of our common stock (which the investor would need to agree to);

●	does not reflect any losses from the impairment of assets, which is a noncash operating expense;
●	does not reflect any losses from the sale of assets, which is a noncash operating expense;
●	does not reflect the employee retention credits recorded by us for payroll related tax credits under the CARES Act;
●	does not reflect payments related to employee severance and employee restructuring changes for our former executives;
●
does not reflect the professional and vendor fees incurred by us for services provided by consultants, accountants, lawyers, and other vendors, which services were related to certain types of events that are not reflective of our business operations; and

●	may not reflect proper non-direct cost allocations.

The following table presents a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended June 30,
	2026	2025
Net (loss) income	$(176)	$108,639
Less: (Income) from discontinued operations	—	(96,227)
(Loss) income from continuing operations	(176)	12,412
Add:
Interest expense, net (1)	2,450	2,945
Income taxes	(70)	979
Depreciation and amortization (2)	1,986	1,989
Stock-based compensation (3)	45	151
Liquidated damages (4)	76	76
Other (5)	97	—
Adjusted EBITDA	$4,408	$18,552

(1)
Interest expense is related to our capital structure and varies over time due to a variety of financing transactions. Interest expense includes $14 and $31 for amortization of debt costs for the three months ended June 30, 2026 and 2025 respectively. These amounts are noncash items. Investors should note that cash interest payments will recur in future periods.

(2)
Depreciation and amortization related to our developed technology and our Platform is included within cost of revenues of $1,078 and $1,108 for the three months ended June 30, 2026 and 2025, respectively, and depreciation and amortization is included within operating expenses of $908 and $881 for the three months ended June 30, 2026 and 2025, respectively. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

(3)
Stock-based compensation represents noncash costs arising from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4)
Liquidated damages (or interest expense related to accrued liquidated damages) represents amounts we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

(5)	Represents acquisition-related fair value adjustments associated with contract assets acquired in the Parade acquisition. Management excludes these transaction-related adjustments as they are not reflective of our ongoing operational performance.

Forward-Looking Statements

This Press Release of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and income from continuing operations, anticipated yield growth and monetization improvements, cost reductions, debt refinancing efforts, market growth, capital requirements, product introductions and technological capabilities, expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 16, 2026 (the “2025 Form 10-K”) and in our other SEC filings and publicly available documents). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, including but not limited to our belief that the acquisition will be immediately accretive to earnings and cash flow, the expectation that the acquisition will expand B2B revenue streams, expectations relating to business efficiency, editorial capabilities and market reach, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the 2025 Form 10-K. The discussion in this Press Release should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 Form 10-K.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

The Arena Group Contact:
Morgan Fitzgerald
morgan.fitzgerald@thearenagroup.net

The Arena Group Investor Contact:
Rob Fink
FNK IR

646-809-4048
aren@fnkir.com